UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2015

TTM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250 Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated May 31, 2015, filed by TTM Technologies, Inc. (the “Company”) on June 2, 2015 (the “Original Report”). The Original Report was filed to report the completion of the Company’s acquisition of Viasystems Group, Inc. In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Company hereby amends the Original Report in order to provide the required financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Viasystems Group, Inc. as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 and the unaudited condensed consolidated financial statements of Viasystems Group, Inc., as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 30, 2015 and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 29, 2014 and for the three months ended March 30, 2015, giving effect to the acquisition of Viasystems Group, Inc., are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1

The audited consolidated financial statements of Viasystems Group, Inc. as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014, and the unaudited condensed consolidated financial statements of Viasystems Group, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.2	The unaudited pro forma condensed combined balance sheet of TTM Technologies, Inc. as of March 30, 2015 and the unaudited pro forma condensed combined statements of operations of TTM Technologies, Inc. for the year ended December 29, 2014 and for the three months ended March 30, 2015, giving effect to the acquisition of Viasystems Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	TTM TECHNOLOGIES, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	The audited consolidated financial statements of Viasystems Group, Inc. as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014, and the unaudited condensed consolidated financial statements of Viasystems Group, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.2	The unaudited pro forma condensed combined balance sheet of TTM Technologies, Inc. as of March 30, 2015 and the unaudited pro forma condensed combined statements of operations of TTM Technologies, Inc. for the year ended December 29, 2014 and for the three months ended March 30, 2015, giving effect to the acquisition of Viasystems Group, Inc.